UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 21, 2025

RAPID MICRO BIOSYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40592	20-8121647
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
25 Hartwell Avenue, Lexington, MA		02421
(Address of principal executive offices)		(Zip Code)
978-349-3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RPID	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Distribution and Collaboration Agreement
On February 21, 2025, Rapid Micro Biosystems, Inc. (“we”, “us” or the “Company”) entered into a Distribution and Collaboration Agreement (the “Distribution Agreement”) with Millipore S.A.S., a subsidiary of the Life Science business of Merck KGaA, Darmstadt, Germany, which operates in the U.S. as MilliporeSigma (“MilliporeSigma”). Pursuant to the Distribution Agreement, we granted MilliporeSigma a global, co-exclusive right to sell our products, initially consisting of our Growth Direct systems and related consumables, into all fields related to industrial quality control applications in the pharmaceutical, medical device, personal care, cosmetics and food and beverage spaces in all regions of the world. During the term of the Distribution Agreement, MilliporeSigma will receive tier-based transfer pricing on such products. We will continue to directly market, sell, manufacture and distribute our products and provide all services to customers, including in respect of system installation, validation, maintenance and support.

Over the first two years of the Distribution Agreement, MilliporeSigma has committed to purchase a minimum number of Growth Direct systems. Thereafter, we and MilliporeSigma will evaluate and mutually agree on additional purchase commitments, if any. Pursuant to the Distribution Agreement, we are permitted to continue to sell our products independently and through our existing distributors, but we may not grant the right to sell the products covered by the Distribution Agreement to other third parties so long as a purchase commitment by MilliporeSigma is in place. The initial term of the Distribution Agreement is five years, unless earlier terminated by us or MilliporeSigma in accordance with its terms.

The Distribution Agreement also contemplates future collaboration by the parties, including with respect to sourcing materials and service delivery. In that regard, within six months, the parties intend to negotiate in good faith towards a supply agreement, pursuant to which the parties will explore cost-saving measures within our supply chain focused on accelerating gross margin improvement, particularly with respect to consumables. The focus of such supply agreement may include raw materials and components as well as manufacturing and supply chain services. The parties intend to share in any cost savings achieved in the supply of the products through this supply agreement. Additionally, within one year, the parties intend to negotiate in good faith towards a services agreement to permit us and MilliporeSigma to provide certain services to each other’s customers. The parties also intend to explore additional opportunities for collaboration, such as joint development efforts for the enhancement of our products or introducing new products to be covered by the distribution arrangement.

The foregoing summary of the Distribution Agreement does not purport to be complete and is qualified in its entirety by the full text thereof, a copy of which will be filed no later than with the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025.

Item 7.01	Regulation FD Disclosure.

On February 27, 2025, the Company issued a press release announcing its entry into the Distribution Agreement. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Press Release of Rapid Micro Biosystems, Inc. dated February 27, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Distribution Agreement and the terms thereof, including future collaboration opportunities between the parties, and the Company's products and technology, including the benefits thereof.

In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to, the Company’s ability to maintain and grow its relationships with its collaborators, including MilliporeSigma; the Company’s ability to manage its collaboration with MilliporeSigma and to realize the intended benefits of the Distribution Agreement; the impact of the terms of the Distribution Agreement on the Company’s business and results of operations; the Company’s ability to negotiate and enter into future collaboration opportunities with MilliporeSigma, and to realize the intended benefits therefrom; the purchasing decisions, practices and timing of customers for the Company’s products; and the other important factors outlined under the caption “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC's website at www.sec.gov and the Investor Relations page of its website at investors.rapidmicrobio.com. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this Current Report on Form 8-K to reflect changes since the date of this Current Report on Form 8-K, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPID MICRO BIOSYSTEMS, INC.

Date: February 27, 2025	By:	/s/ Sean Wirtjes
Sean Wirtjes
Chief Financial Officer